Exhibit 99.1

Press Release — For Immediate Release
October 21, 2016

Penns Woods Bancorp, Inc. Reports Third Quarter 2016 Earnings

Williamsport, PA — October 21, 2016 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $9,529,000 for the nine months ended September 30, 2016 resulting in basic and dilutive earnings per share of $2.01.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, was $2,887,000 for the three months ended September 30, 2016 compared to $3,039,000 for the same period of 2015. Operating earnings decreased to $8,719,000 for the nine months ended September 30, 2016 compared to $9,046,000 for the same period of 2015. The 2015 nine month period included non-recurring gains on the sale of other real estate owned of $175,000 above the 2016 level. Nine month 2016 expenses were negatively impacted by a mass replacement of debit cards to implement EMV card technology to better protect the security of our customers. The 2016 period also included expenses related to a data breach at a national restaurant chain that impacted our customer base. In addition, the investment portfolio has declined $61,599,000 from September 30, 2015 to September 30, 2016 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended September 30, 2016 were $0.61 for both basic and dilutive, a decrease from $0.64 for the same period of 2015. Operating earnings per share for the nine months ended September 30, 2016 were $1.84 basic and dilutive compared to $1.89 basic and dilutive for the same period of 2015.

•
Return on average assets was 0.91% for the three months ended September 30, 2016 compared to 1.04% for the corresponding period of 2015. Return on average assets was 0.95% for the nine months ended September 30, 2016 compared to 1.06% for the corresponding period of 2015.

•
Return on average equity was 8.69% for the three months ended September 30, 2016 compared to 9.89% for the corresponding period of 2015. Return on average equity was 9.14% for the nine months ended September 30, 2016 compared to 9.90% for the corresponding period of 2015.

“During 2016 we have maintained our focus on building balance sheet strength by adding quality earning assets and continuing to shift earning assets from the investment portfolio to the loan portfolio. The quality assets being added are centered on home equity products that are variable rate and provide protection to a rising rate environment. The shift from investments to loans is being undertaken to reduce interest rate and market risk and to reduce the level of regulatory risk weighted assets which allows for better capital utilization,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and nine months ended September 30, 2016 was $3,059,000 and $9,529,000 compared to $3,364,000 and $10,152,000 for the same period of 2015. Results for the three and nine months ended September 30, 2016 compared to 2015 were impacted by a decrease in after-tax securities gains of $153,000 (from a gain of $325,000 to a gain of $172,000) for the three month periods and a decrease in after-tax securities gains of $296,000 (from a gain of $1,106,000 to a gain of $810,000) for the nine month periods. Basic and dilutive earnings per share for the three and nine months ended September 30, 2016 were $0.65 and $2.01 compared to $0.71 and $2.12 for the corresponding periods of 2015.  Return on average assets and return on average equity were 0.91% and 8.69% for the three months ended September 30, 2016 compared to 1.04% and 9.89% for the corresponding period of 2015. Return on average assets and return on average equity were 0.95% and 9.14% for the nine months ended September 30, 2016 compared to 1.06% and 9.90% for the corresponding period of 2015.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2016 was 3.37% and 3.45% compared to 3.55% and 3.63% for the corresponding periods of 2015.  The decline in the net interest margin was driven by a decreasing yield on the investment portfolio due to the continued low rate environment that limits the yield that we can acquire into the portfolio and our strategic decision to continue repositioning the portfolio through active management in anticipation of a rising rate environment. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was partially offset by a 6.77% growth in gross loans from September 30, 2015 to September 30, 2016. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 79.60% of total deposits at September 30, 2016 and 78.02% at September 30, 2015.

Assets

Total assets increased $48,120,000 to $1,347,412,000 at September 30, 2016 compared to September 30, 2015.  Net loans increased $66,598,000 to $1,056,762,000 at September 30, 2016 compared to September 30, 2015 primarily due to campaigns related to increasing home equity product market share during 2015 and 2016, growth in the commercial loan portfolio, and the introduction of indirect auto lending during the third quarter of 2016.  The investment portfolio decreased $61,599,000 from September 30, 2015 to September 30, 2016 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio increased to 1.08% at September 30, 2016 from 0.86% at September 30, 2015. This change was primarily the result of a large commercial real estate loan that was placed on non-accrual status causing non-performing loans to increase to $11,530,000 at September 30, 2016 from $8,608,000 at September 30, 2015. The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $192,000 for the nine months ended September 30, 2016 minimally impacted the allowance for loan losses which was 1.19% of total loans at September 30, 2016. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $83,496,000 to $1,088,297,000 at September 30, 2016 compared to September 30, 2015. Core deposits (total deposits excluding time deposits) increased $82,335,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $47,751,000 to $295,599,000 at September 30, 2016 compared to September 30, 2015.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $4,358,000 to $139,935,000 at September 30, 2016 compared to September 30, 2015.  Since September 30, 2015, treasury stock purchases of $727,000 for 18,308 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $3,100,000 at September 30, 2015 to $2,491,000 at

September 30, 2016 is a result of an increase in unrealized gains on available for sale securities from an unrealized gain of $1,418,000 at September 30, 2015 to an unrealized gain of $1,489,000 at September 30, 2016.  The amount of accumulated other comprehensive loss at September 30, 2016 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in a decrease in the net loss of $538,000 to $3,980,000 at September 30, 2016.  The current level of shareholders’ equity equates to a book value per share of $29.56 at September 30, 2016 compared to $28.54 at September 30, 2015 and an equity to asset ratio of 10.39% at September 30, 2016 compared to 10.43% at September 30, 2015.  Excluding goodwill and intangibles, book value per share was $25.55 at September 30, 2016 compared to $24.66 at September 30, 2015.  Dividends declared for each of the three and nine months ended September 30, 2016 and 2015 were $0.47 and $1.41 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2016	2015	% Change
ASSETS
Noninterest-bearing balances	$23,487	$17,304	35.73%
Interest-bearing balances in other financial institutions	36,694	951	3,758.46%
Total cash and cash equivalents	60,181	18,255	229.67%

Investment securities, available for sale, at fair value	141,057	202,593	(30.37)%
Investment securities, trading	—	63	(100.00)%
Loans held for sale	2,160	1,029	109.91%
Loans	1,069,480	1,001,653	6.77%
Allowance for loan losses	(12,718)	(11,489)	10.70%
Loans, net	1,056,762	990,164	6.73%
Premises and equipment, net	22,985	21,433	7.24%
Accrued interest receivable	3,800	4,093	(7.16)%
Bank-owned life insurance	27,176	26,499	2.55%
Investment in limited partnerships	658	1,064	(38.16)%
Goodwill	17,104	17,104	—%
Intangibles	1,889	1,316	43.54%
Deferred tax asset	7,404	8,618	(14.09)%
Other assets	6,236	7,061	(11.68)%
TOTAL ASSETS	$1,347,412	$1,299,292	3.70%

LIABILITIES
Interest-bearing deposits	$792,698	$756,953	4.72%
Noninterest-bearing deposits	295,599	247,848	19.27%
Total deposits	1,088,297	1,004,801	8.31%

Short-term borrowings	11,579	51,690	(77.60)%
Long-term borrowings	91,025	91,051	(0.03)%
Accrued interest payable	481	460	4.57%
Other liabilities	16,095	15,713	2.43%
TOTAL LIABILITIES	1,207,477	1,163,715	3.76%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,006,601 and 5,004,372 shares issued	41,721	41,702	0.05%
Additional paid-in capital	50,050	49,959	0.18%
Retained earnings	60,889	56,523	7.72%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	1,489	1,418	5.01%
Defined benefit plan	(3,980)	(4,518)	11.91%
Treasury stock at cost, 272,452 and 254,144 shares	(10,234)	(9,507)	7.65%
TOTAL SHAREHOLDERS’ EQUITY	139,935	135,577	3.21%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,347,412	$1,299,292	3.70%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2016	2015	% Change	2016	2015	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,541	$9,862	6.89%	$31,362	$28,937	8.38%
Investment securities:
Taxable	601	829	(27.50)%	1,825	2,728	(33.10)%
Tax-exempt	329	676	(51.33)%	1,203	2,187	(44.99)%
Dividend and other interest income	189	156	21.15%	666	597	11.56%
TOTAL INTEREST AND DIVIDEND INCOME	11,660	11,523	1.19%	35,056	34,449	1.76%

INTEREST EXPENSE:
Deposits	909	800	13.63%	2,624	2,328	12.71%
Short-term borrowings	7	31	(77.42)%	41	78	(47.44)%
Long-term borrowings	497	458	8.52%	1,481	1,476	0.34%
TOTAL INTEREST EXPENSE	1,413	1,289	9.62%	4,146	3,882	6.80%

NET INTEREST INCOME	10,247	10,234	0.13%	30,910	30,567	1.12%

PROVISION FOR LOAN LOSSES	258	520	(50.38)%	866	1,820	(52.42)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,989	9,714	2.83%	30,044	28,747	4.51%

NON-INTEREST INCOME:
Service charges	585	621	(5.80)%	1,678	1,772	(5.30)%
Securities gains, available for sale	253	526	(51.90)%	1,174	1,713	(31.47)%
Securities gains (losses), trading	8	(33)	124.24%	54	(37)	245.95%
Bank-owned life insurance	172	182	(5.49)%	516	541	(4.62)%
Gain on sale of loans	658	524	25.57%	1,691	1,305	29.58%
Insurance commissions	198	185	7.03%	604	623	(3.05)%
Brokerage commissions	290	297	(2.36)%	817	836	(2.27)%
Other	918	835	9.94%	2,723	2,701	0.81%
TOTAL NON-INTEREST INCOME	3,082	3,137	(1.75)%	9,257	9,454	(2.08)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,507	4,302	4.77%	13,433	13,073	2.75%
Occupancy	544	529	2.84%	1,630	1,721	(5.29)%
Furniture and equipment	662	686	(3.50)%	2,042	1,924	6.13%
Pennsylvania shares tax	220	244	(9.84)%	698	711	(1.83)%
Amortization of investments in limited partnerships	46	165	(72.12)%	266	496	(46.37)%
Federal Deposit Insurance Corporation deposit insurance	202	209	(3.35)%	670	654	2.45%
Marketing	173	160	8.13%	568	434	30.88%
Intangible amortization	90	73	23.29%	276	235	17.45%
Other	2,295	2,162	6.15%	6,882	6,171	11.52%
TOTAL NON-INTEREST EXPENSE	8,739	8,530	2.45%	26,465	25,419	4.12%
INCOME BEFORE INCOME TAX PROVISION	4,332	4,321	0.25%	12,836	12,782	0.42%
INCOME TAX PROVISION	1,273	957	33.02%	3,307	2,630	25.74%
NET INCOME	$3,059	$3,364	(9.07)%	$9,529	$10,152	(6.14)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.65	$0.71	(8.45)%	$2.01	$2.12	(5.19)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,733,800	4,761,576	(0.58)%	4,735,844	4,780,776	(0.94)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.41	$1.41	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	September 30, 2016			September 30, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$45,715	$452	3.93%	$43,562	$423	3.85%
All other loans	1,011,393	10,243	4.03%	947,665	9,583	4.01%
Total loans	1,057,108	10,695	4.02%	991,227	10,006	4.00%

Taxable securities	93,893	725	3.09%	125,618	982	3.13%
Tax-exempt securities	49,231	498	4.05%	80,535	1,024	5.09%
Total securities	143,124	1,223	3.42%	206,153	2,006	3.89%

Interest-bearing deposits	48,125	65	0.54%	3,216	3	0.37%

Total interest-earning assets	1,248,357	11,983	3.82%	1,200,596	12,015	3.98%

Other assets	101,312			97,363

TOTAL ASSETS	$1,349,669			$1,297,959

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$151,464	15	0.04%	$143,353	14	0.04%
Super Now deposits	184,440	107	0.23%	193,659	126	0.26%
Money market deposits	245,643	170	0.28%	210,029	145	0.27%
Time deposits	223,082	617	1.10%	219,306	515	0.93%
Total interest-bearing deposits	804,629	909	0.45%	766,347	800	0.41%

Short-term borrowings	15,748	7	0.18%	40,801	31	0.30%
Long-term borrowings	91,025	497	2.14%	81,880	458	2.19%
Total borrowings	106,773	504	1.85%	122,681	489	1.56%

Total interest-bearing liabilities	911,402	1,413	0.61%	889,028	1,289	0.57%

Demand deposits	281,586			256,264
Other liabilities	15,916			16,619
Shareholders’ equity	140,765			136,048

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,349,669			$1,297,959
Interest rate spread			3.21%			3.41%
Net interest income/margin		$10,570	3.37%		$10,726	3.55%

	Three Months Ended September 30,
	2016	2015
Total interest income	$11,660	$11,523
Total interest expense	1,413	1,289
Net interest income	10,247	10,234
Tax equivalent adjustment	323	492
Net interest income (fully taxable equivalent)	$10,570	$10,726

	Nine Months Ended
	September 30, 2016			September 30, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$49,204	$1,432	3.89%	$39,901	$1,194	4.00%
All other loans	999,685	30,417	4.06%	920,675	28,149	4.09%
Total loans	1,048,889	31,849	4.06%	960,576	29,343	4.08%

Taxable securities	95,652	2,344	3.27%	133,191	3,316	3.32%
Tax-exempt securities	56,291	1,823	4.32%	85,263	3,314	5.18%
Total securities	151,943	4,167	3.66%	218,454	6,630	4.05%

Interest-bearing deposits	38,411	147	0.51%	4,500	9	0.27%

Total interest-earning assets	1,239,243	36,163	3.90%	1,183,530	35,982	4.06%

Other assets	99,295			97,151

TOTAL ASSETS	$1,338,538			$1,280,681

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$151,158	43	0.04%	$142,812	43	0.04%
Super Now deposits	190,190	356	0.25%	190,653	379	0.27%
Money market deposits	234,918	471	0.27%	208,317	424	0.27%
Time deposits	221,676	1,754	1.06%	218,987	1,482	0.90%
Total interest-bearing deposits	797,942	2,624	0.44%	760,769	2,328	0.41%

Short-term borrowings	20,273	41	0.27%	36,111	78	0.29%
Long-term borrowings	91,025	1,481	2.14%	82,597	1,476	2.36%
Total borrowings	111,298	1,522	1.80%	118,708	1,554	1.73%

Total interest-bearing liabilities	909,240	4,146	0.61%	879,477	3,882	0.59%

Demand deposits	274,488			247,130
Other liabilities	15,775			17,327
Shareholders’ equity	139,035			136,747

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,338,538			$1,280,681
Interest rate spread			3.29%			3.47%
Net interest income/margin		$32,017	3.45%		$32,100	3.63%

	Nine Months Ended September 30,
	2016	2015
Total interest income	$35,056	$34,449
Total interest expense	4,146	3,882
Net interest income	30,910	30,567
Tax equivalent adjustment	1,107	1,533
Net interest income (fully taxable equivalent)	$32,017	$32,100

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/302015
Operating Data
Net income	$3,059	$3,390	$3,078	$3,746	$3,364
Net interest income	10,247	10,288	10,374	10,338	10,234
Provision for loan losses	258	258	350	480	520
Net security gains	261	492	475	894	493
Non-interest income, excluding net security gains	2,821	2,686	2,522	2,417	2,644
Non-interest expense	8,739	8,666	9,061	8,317	8,530

Performance Statistics
Net interest margin	3.37%	3.42%	3.57%	3.55%	3.55%
Annualized return on average assets	0.91%	1.00%	0.94%	1.15%	1.04%
Annualized return on average equity	8.69%	9.77%	8.95%	10.73%	9.89%
Annualized net loan charge-offs (recoveries) to average loans	0.02%	0.05%	—%	(0.03)%	0.12%
Net charge-offs (recoveries)	57	123	12	(75)	296
Efficiency ratio	66.2%	66.0%	69.6%	64.6%	65.7%

Per Share Data
Basic earnings per share	$0.65	$0.72	$0.65	$0.79	$0.71
Diluted earnings per share	0.65	0.72	0.65	0.79	0.71
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.56	29.45	29.09	28.71	28.54
Common stock price:
High	44.75	44.70	41.32	45.28	44.56
Low	40.34	37.82	36.73	40.47	40.41
Close	44.46	41.99	38.54	42.46	40.92
Weighted average common shares:
Basic	4,734	4,733	4,741	4,747	4,762
Fully Diluted	4,734	4,733	4,741	4,747	4,762
End-of-period common shares:
Issued	5,007	5,006	5,006	5,005	5,004
Treasury	272	272	272	258	254

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Financial Condition Data:
General
Total assets	$1,347,412	$1,346,482	$1,318,137	$1,320,057	$1,299,292
Loans, net	1,056,762	1,041,602	1,028,870	1,033,163	990,164
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,889	1,979	2,078	1,240	1,316
Total deposits	1,088,297	1,084,867	1,059,581	1,031,880	1,004,801
Noninterest-bearing	295,599	274,002	269,362	280,083	247,848

Savings	150,822	152,540	153,217	144,561	143,224
NOW	175,767	190,890	190,168	176,078	188,444
Money Market	244,138	246,712	226,659	209,782	204,475
Time Deposits	221,971	220,723	220,175	221,376	220,810
Total interest-bearing deposits	792,698	810,865	790,219	751,797	756,953

Core deposits*	866,326	864,145	839,406	810,504	783,991
Shareholders’ equity	139,935	139,394	137,663	136,279	135,577

Asset Quality
Non-performing loans	$11,530	$11,626	$11,648	$9,446	$8,608
Non-performing loans to total assets	0.86%	0.86%	0.88%	0.72%	0.66%
Allowance for loan losses	12,718	12,517	12,382	12,044	11,489
Allowance for loan losses to total loans	1.19%	1.19%	1.19%	1.15%	1.15%
Allowance for loan losses to non-performing loans	110.30%	107.66%	106.30%	127.50%	133.47%
Non-performing loans to total loans	1.08%	1.10%	1.12%	0.90%	0.86%

Capitalization
Shareholders’ equity to total assets	10.39%	10.35%	10.44%	10.32%	10.43%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2016	2015	2016	2015
GAAP net income	$3,059	$3,364	$9,529	$10,152
Less: net securities gains, net of tax	172	325	810	1,106
Non-GAAP operating earnings	$2,887	$3,039	$8,719	$9,046

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Return on average assets (ROA)	0.91%	1.04%	0.95%	1.06%
Less: net securities gains, net of tax	0.05%	0.10%	0.08%	0.12%
Non-GAAP operating ROA	0.86%	0.94%	0.87%	0.94%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Return on average equity (ROE)	8.69%	9.89%	9.14%	9.90%
Less: net securities gains, net of tax	0.49%	0.95%	0.78%	1.08%
Non-GAAP operating ROE	8.20%	8.94%	8.36%	8.82%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Basic earnings per share (EPS)	$0.65	$0.71	$2.01	$2.12
Less: net securities gains, net of tax	0.04	0.07	0.17	0.23
Non-GAAP basic operating EPS	$0.61	$0.64	$1.84	$1.89

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Dilutive EPS	$0.65	$0.71	$2.01	$2.12
Less: net securities gains, net of tax	0.04	0.07	0.17	0.23
Non-GAAP dilutive operating EPS	$0.61	$0.64	$1.84	$1.89